NUVEEN NWQ GLOBAL EQUITY INCOME FUND

SUPPLEMENT DATED JANUARY 25, 2016

TO THE SUMMARY PROSPECTUS DATED OCTOBER 30, 2015

Effective February 1, 2016, Thomas J. Ray will be added as a portfolio manager of the fund. Mr. Ray is Managing Director, Head of Fixed Income and Portfolio Manager at NWQ Investment Management Company, LLC. James T. Stephenson will continue to serve as a portfolio manager for the fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-NGEQIS-0116P